POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Hans W. Becherer
                                                  ----------------------------
                                                  Hans W. Becherer
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Frank A. Bennack, Jr.
                                                  -----------------------------
                                                  Frank A. Bennack, Jr.
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Susan V. Berresford
                                                  -----------------------------
                                                  Susan V. Berresford
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ M. Anthony Burns
                                                  ----------------------------
                                                  M. Anthony Burns
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ H. Laurance Fuller
                                                  ----------------------------
                                                  H. Laurance Fuller
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Melvin R. Goodes
                                                  -----------------------------
                                                  Melvin R. Goodes
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ William H. Gray, III
                                                  -----------------------------
                                                  William H. Gray, III
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ George V. Grune
                                                  ----------------------------
                                                  George V. Grune
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Harold S. Hook
                                                  ----------------------------
                                                  Harold S. Hook
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Helene L. Kaplan
                                                  -----------------------------
                                                  Helene L. Kaplan
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Henry B. Schacht
                                                  ----------------------------
                                                  Henry B. Schacht
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Andrew C. Sigler
                                                  ----------------------------
                                                  Andrew C. Sigler
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ John R. Stafford
                                                  ----------------------------
                                                  John R. Stafford
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Marina v.N. Whitman
                                                  -----------------------------
                                                  Marina v.N. Whitman
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ William B. Harrison Jr.
                                                  ------------------------------
                                                  William B. Harrison Jr.
                                                  Vice Chairman of the Board
                                                  and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Thomas G. Labrecque
                                                  -----------------------------
                                                  Thomas G. Labrecque
                                                  President and Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Walter V. Shipley
                                                  ----------------------------
                                                  Walter V. Shipley
                                                  Chairman of the Board,
                                                  Chief Executive Officer and
                                                  Director

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Marc J. Shapiro
                                                  -----------------------------
                                                  Marc J. Shapiro
                                                  (Principal Financial Officer)

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of The Chase Manhattan Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints, WALTER V. SHIPLEY, THOMAS G. LABRECQUE, WILLIAM B. HARRISON JR., MARC J. SHAPIRO, DINA DUBLON, WILLIAM H. MCDAVID, BRUCE A. SMITH and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of shares of Common Stock, par value $1.00 per share ("Common Stock"), of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 1998 and amended on January 19, 1999, authorizing the preparation and filing of one or more registration statements on Form S-8 or such other Form or Forms as are then appropriate for the registration of Common Stock issuable pursuant to the Corporation's long-term incentive plan and other stock option plans, the Corporation's employee stock purchase plan, the qualified savings or thrift plan and non-qualified deferred compensation plan or other employee benefit plan or plans in which employees of the Corporation or any of its subsidiaries may participate, including without limiting the generality of the foregoing, power and authority to sign such registration statement, and any and all amendments, including post-effective amendments, supplements and exhibits thereto (collectively, the "Registration Statement") to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statement, to file such Registration Statement so signed, together with any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the SEC, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 26, 1999.


                                                  /s/ Joseph L. Sclafani
                                                  ----------------------------
                                                  Joseph L. Sclafani
                                                  Controller
                                                  (Principal Accounting Officer)